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                                  Exhibit 23.2

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND CONSULTANTS


     As independent petroleum consultants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-51985 and 333-51461 and on Form S-8, File Nos. 333-29669, 333-
29577 and 333-02529.

                                        RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS